                                                                    EXHIBIT 10.3

===============================================================================


                          REGISTRATION RIGHTS AGREEMENT

                             Dated as of May 7, 2001

                                  By and Among

                       GLOBAL POWER EQUIPMENT GROUP INC.

                                       and

                       THE OTHER PERSONS SIGNATORY HERETO


===============================================================================

                                TABLE OF CONTENTS


ARTICLE I            CERTAIN DEFINITIONS.....................................2

         Section  1.1  Certain Definitions...................................2

ARTICLE II        REGISTRATION RIGHTS........................................6

         Section  2.1  Required Registration.................................6
         Section  2.2  Incidental Registration...............................8
         Section  2.3  Registration Procedures...............................9
         Section  2.4  Preparation; Reasonable Investigation................12
         Section  2.5  Rights of Requesting Holders.........................13
         Section  2.6  Registration Expenses................................13
         Section  2.7  Indemnification; Contribution........................13
         Section  2.8  Holdback Agreements..................................15
         Section  2.9  Availability of Information..........................15
         Section  2.10  Additional Registration Rights......................15

ARTICLE III       COVENANTS.................................................16

         Section  3.1  Transactions with Affiliates.........................16

ARTICLE IV        MISCELLANEOUS.............................................16

         Section  4.1  Binding Effect; Specific Performance.................16
         Section  4.2  Notices..............................................17
         Section  4.3  Entire Agreement; Amendment and Waivers..............17
         Section  4.4  Section Headings.....................................18
         Section  4.5  Counterparts.........................................18
         Section  4.6.  Severability........................................18
         Section  4.7.  Governing Law.......................................18
         Section  4.8.  Incorporation by Reference..........................18
         Section  4.9.  Limitation on Liability.............................18
         Section  4.10.  Variation of Pronouns..............................18
         Section  4.11.  Further Action.....................................18
         Section  4.12.  Termination........................................18
         Section  4.13.  Benefits Only to Parties...........................19
         Section  4.14.  Saw Mill Ownership.................................19
         Section  4.15.  Termination of the Equityholders Agreement.........19


                                      (i)

         Exhibits

         Exhibit A         Original Financial Stockholders
         Exhibit B         Management Stockholders
         Exhibit C         Former Holdings I Stockholders
         Exhibit D         Former Holdings II Members


                                      (ii)

                          REGISTRATION RIGHTS AGREEMENT


                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is dated as of May 7, 2001, by and among Global Power Equipment Group Inc., a Delaware corporation (the "Company"), Harvest Partners III, L.P., a Delaware limited partnership ("Harvest"), SMC Power Holdings LLC, a Delaware limited liability company ("Saw Mill"), each of the other stockholders of the Company listed on Exhibit A hereto (collectively with Saw Mill, the "Original Financial Stockholders"), Cascade Investment Partners, L.L.C., a Delaware limited liability company ("Cascade"), each of the management stockholders identified as such on Exhibit B hereto (the "Management Stockholders"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and each of the other stockholders of GEEG Acquisition Holdings Corp., a Delaware corporation ("Holdings I"), identified as such on Exhibit C hereto, and each of the former members of GEEG Acquisition Holdings L.L.C., a Delaware limited liability company ("Holdings II"), identified as such on Exhibit D hereto.


                                  WITNESSETH:


                  WHEREAS, each party to this Agreement, other than the Company, is a party to an equityholders agreement (the "Equityholders Agreement"), dated as of August 1, 2000, which regulated certain of their rights relating to their respective direct or indirect equity investment in GEEG Holdings, L.L.C., a Delaware limited liability company (the "Original Company");

                  WHEREAS, it is anticipated that the Original Company will be converted, pursuant to a reorganization, into the Company on the Effective Date (the "Conversion");

                  WHEREAS, as part of the Conversion, Holdings I will (i) exchange all of its membership interests in the Original Company, which represented substantially all of the assets of Holdings I, for shares of common stock of the Company and (ii) immediately after such exchange distribute to its stockholders all of the common stock of the Company received by it in the conversion pursuant to a plan of dissolution, with each stockholder receiving its pro rata share of such common stock;

                  WHEREAS, as part of the Conversion, Holdings II will (i) exchange all of its membership interests in the Original Company for shares of common stock of the Company and (ii) immediately after such exchange distribute to its members all of the common stock of the Company received by it in the Conversion, in complete liquidation, with each member receiving its pro rata share of such common stock;

                  WHEREAS, as part of the Conversion, each of the Original Financial Stockholders, Cascade, and the Management Stockholders (collectively, the "Rollover Investors") will exchange all of their respective membership interests in the Original Company for shares of common stock of the Company;

                  WHEREAS, upon the consummation of the transactions described in the foregoing recitals, each former member of the Original Company (other than Holdings I and Holdings II), each former stockholder of Holdings I and each former member of Holdings II will become a stockholder of the Company (collectively, the "Stockholders"); and

                  WHEREAS, the parties hereto desire to enter into this Agreement to, inter alia, regulate certain rights relating to their respective equity investments in the Company.

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  Section 1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Agreement" shall have the meaning set forth in the preamble to this Agreement.

                  "Applicable Law" shall mean, with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits or certificates of any Governmental Authority applicable to such Person or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts, arbitrators or Governmental Authorities in proceedings or actions in which such Person is a party or by which any of its assets or properties are bound.

                  "Affiliate Restriction Termination Date" shall mean the later of (i) the date on which no employee, director or officer of any Harvest Entity is a member of the Board of Directors and (ii) the date on which the Harvest Entities collectively hold less than 10% of the outstanding Common Stock.

                  "Board of Directors" shall mean the board of directors of the Company.

                  "Business Day" shall mean any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in New York, New York.

                  "Common Stock" shall mean all of the issued and outstanding common stock of the Company, $0.01 par value per share.

                  "Company" shall have the meaning set forth in the preamble to this Agreement.

                  "Company Equity Securities" shall mean all Common Stock, all securities convertible into or exchangeable for Common Stock, and all vested Options, warrants, and other rights to purchase or otherwise acquire Common Stock from the Company.

                  "Conversion" shall have the meaning set forth in the second recital of this Agreement.

                  "Common Stock Equivalents" shall mean, at any time (i) with respect to each outstanding share of Common Stock, one (1) and (ii) with respect to any other outstanding Company Equity Securities, an amount equal to the result obtained when the number of shares of Common Stock into or for which such Company Equity Securities may be converted or exercised at such time, multiplied by one (1).

                  "Demand Notice" shall have the meaning set forth in Section 2.1(b) of this Agreement.

                  "Demand Request" shall have the meaning set forth in Section 2.1(a) of this Agreement.

                  "DLJ" shall have the meaning set forth in the preamble to this Agreement.

                  "Exchange" shall mean, collectively, the transactions described in the third, fourth and fifth recitals hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Governmental Authority" shall mean any federal, state, municipal or other governmental department, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or foreign.

                  "Harvest" shall have the meaning set forth in the preamble to this Agreement and shall include, for purposes of Article II hereof, a Qualified Harvest Transferee.

                  "Harvest Entity" shall mean any of HPI, Harvest, any other fund controlled by HPI, Holdings I, and any of their respective Affiliates (other than the Company or any of its Subsidiaries).

                  "Harvest Letter" shall mean that certain letter agreement, dated as of August 1, 2000, between the Company (as successor in interest to the Global Energy Equipment Group LLC) and HPI, as amended through the date hereof.

                  "Holders' Counsel" shall have the meaning set forth in the definition of "Registration Expenses".

                  "Holdings I" shall have the meaning set forth in the preamble to this Agreement.

                  "HPI" shall mean Harvest Partners, Inc., a New York corporation.

                  "Incentive Securities" shall mean (i) any Options granted to directors, officers or employees of the Company or any of its Subsidiaries so long as such persons are not employed by, or are a consultant to, any Harvest Entity and (ii) all Common Stock issued upon the exercise of any such Options.

                  "Incidental Registration" shall have the meaning set forth in
Section 2.2(a) of this Agreement.

                  "Management Stockholder" shall have the meaning set forth in the preamble to this Agreement.

                  "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

                  "Notices" shall have the meaning set forth in Section 4.2 of this Agreement.

                  "Options" shall mean any rights, options or warrants to purchase any Common Stock from the Company.

                  "Original Financial Stockholders" shall have the meaning set forth in the preamble to this Agreement.

                  "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, a limited liability partnership, any unincorporated organization and a government or other department or agency thereof.

                  "Public Offering" shall mean a sale of Common Stock pursuant to an underwritten public offering pursuant to an effective registration statement filed with the SEC.

                  "Qualified Harvest Transferee" shall mean, at any time, any Person to whom Harvest or any other Qualified Harvest Transferee Transfers at least ten percent (10%) of the Common Stock held by Harvest on the date hereof and, at such time, such Person holds at least ten percent (10%) of the Common Stock held by Harvest on the date hereof, provided that such Person agrees in writing to become a party to this Agreement and be bound by its provisions.

                  "Registrable Securities" shall mean, at any time, any outstanding Common Stock or Common Stock issued or issuable upon exercise or conversion of any Incentive Securities. As to any particular Registrable Securities once issued, such Registrable Securities shall cease to be Registrable Securities:

                  (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement;

                  (ii) when such securities have been distributed by the holder thereof to the public pursuant to Rule 144 under the Securities Act (or any successor provision); or

                  (iii) when such securities shall have ceased to be outstanding or held by a Stockholder.

                  "Registration" shall mean each Required Registration and each Incidental Registration.

                  "Registration Expenses" shall mean, with respect to the Company, all expenses incident to the Company's performance of or compliance with Article II including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company, the reasonable fees and expenses of one (1) counsel (the "Holders' Counsel") for the holders of Registrable Securities to be included in the relevant Registration, selected by the holders of a majority of the Registrable Securities to be included in such Registration (except that, where a Registration is a Required Registration, such selection may only be made by Members holding a majority of the Registrable Securities set forth in the relevant Demand Request); but not including any underwriting fees, discounts or commissions attributable to the sale of securities or fees and expenses of counsel representing the holders of Registrable Securities included in such Registration (other than the Holders' Counsel) incurred in connection with the sale of Registrable Securities.

                  "Required Registration" shall have the meaning set forth in
Section 2.1(a) of this Agreement.

                  "Saw Mill" shall have the meaning set forth in the preamble to this Agreement.

                  "SEC" shall mean, at any time, the U.S. Securities and Exchange Commission or any other federal agency at such time administrating the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Senior Subordinated Loans" shall mean the loans incurred under the Senior Subordinated Loan Agreement dated as of August 1, 2000 among Global Energy Equipment Group LLC and the other parties thereto.

                  "Stockholders" shall mean each party to this Agreement from time to time other than the Company.

                  "Subordinated Loan Holders" shall mean, from time to time, holders of Company Equity Securities initially issued in connection with the Subordinated Loan Agreement, solely in their capacity as such.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, partnership, business trust, joint stock company, association, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, business trust, joint stock company, association or other business entity other than a corporation, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, business trust, joint stock company, association or other business entity other than a corporation if such Person or Persons shall be allocated a majority of the partnership, association or other business entity gains or losses or shall be or control the managing director, manager, a general partner or the trustee of such partnership, limited liability company, business trust, joint stock company, association or other business entity.

                  "Transfer" means any transfer, sale, assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance, security interest or other disposition (including any contract therefore), whether direct or indirect, voluntary or involuntary, by operation of law or otherwise, and, with respect to Common Stock, the entering into any voting trust or other arrangement with respect to voting rights of such Common Stock or the transfer of any other beneficial interest in such Common Stock.


                                   ARTICLE II

                               REGISTRATION RIGHTS

                  Section 2.1 Required Registration. (a) If the Company shall be requested in writing, which writing shall specify the Registrable Securities to be sold and the intended method of disposition thereof (a "Demand Request"), (x) at any time by Harvest, (y) at any one time after the date which is 18 months after the date of the Company's initial Public Offering and provided that, at such time, the Company is eligible to file a registration statement on Form S-3, by holders of 25% of the Common Stock Equivalents represented by the Company Equity Securities which were distributed on the Effective Date by Holdings I to its shareholders who are a party to the Senior Subordinated Loans, or (z) at any one time after the date which is 18 months after the date hereof and provided that, at such time, the Company is eligible to file a registration statement on Form S-3, by Saw Mill, to effect a registration (which, in the case of a Demand Request pursuant to clause (y) or (z) shall be a registration statement on Form S-3) under the Securities Act of Registrable Securities held by such Stockholders (each, a "Required Registration"), then the Company shall promptly use its reasonable efforts to effect such Required Registration.

                  (b) Piggyback Rights. At any time upon receipt by the Company of a Demand Request, the Company shall deliver a written notice to each other Stockholder (a "Demand Notice") stating that the Company intends to comply with a Demand Request and informing each such Stockholder of its right to include Registrable Securities in such Required Registration. Within ten (10) Business Days after receipt of a Demand Notice, each Stockholder entitled to a Demand Notice shall have the right to request in writing that the Company include all or a specific portion of the Registrable Securities held by such Stockholder in such Required Registration.

                  (c) Postponement. The Company may postpone any Required Registration for a reasonable period of time, not to exceed one hundred eighty
(180) days, if the Board of Directors determines in good faith that such Required Registration would (A) require the disclosure of a material transaction or other comparable matter and such disclosure would be disadvantageous to the Company, (B) adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or (C) otherwise be materially detrimental to the Company.

                  (d) Time for Filing and Effectiveness. As promptly as practicable after a Demand Request but in no event later than the day which is sixty (60) days after such Demand Request the Company shall file with the SEC the Required Registration with respect to all Registrable Securities to be so registered, and shall use its reasonable efforts to cause such Required Registration to become effective as promptly as practicable after the filing thereof. The Company will use its reasonable efforts to keep any Required Registration filed pursuant to this Section 2.1 effective for the period beginning on the date on which the Required Registration is declared effective and ending on the earlier of (i) the date of full distribution of the Registrable Securities included in such Required Registration and (ii) the date that is one hundred eighty (180) days from the date of first effectiveness.

                  (e) Selection of Underwriters. In the event that the Registrable Securities to be registered pursuant to a Required Registration are to be disposed of in an underwritten Public Offering, the underwriters of such Public Offering shall be one or more underwriting firms of nationally recognized standing selected by the Board of Directors and reasonably acceptable to holders making the Demand Request who hold a majority of the Registrable Securities to be included in such Required Registration by all holders making the Demand Request.

                  (f) Priority on Required Registrations. In the event that, in the case of any Required Registration, the managing underwriter for the Public Offering contemplated by Section 2.1(a) shall advise the Company (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the amount of securities requested to be included in such Required Registration would adversely affect the Public Offering and sale (including pricing) of such Registrable Securities, the Company will include in such Required Registration the number of Registrable Securities that the Company is so advised can be sold in such Public Offering in the following amounts:

                           (i) first, all Registrable Securities requested to be
                  sold by holders of Registrable Securities pro rata among such Stockholders on the basis of the number of Registrable Securities requested to be registered by such holders; provided, however, that if such managing underwriter shall advise the Company that, in such underwriter's opinion, the inclusion of Registrable Securities held by Management Stockholders would adversely affect the offering and sale (including pricing) of such securities, then the number of Registrable Securities held by such Management Stockholders to be included in such Public Offering may be disproportionately reduced to avoid such adverse result; provided, further, however, that with respect to Registrable Securities held by Management Stockholders on the date hereof, such Registrable Securities shall only be disproportionately reduced up to 50% of such Registrable Securities; and

                           (ii) second, securities proposed to be sold by the
                  Company for its own account.

                  (g) Additional Demand Requests. In the event that (i) the Company postpones any Required Registration to be made in accordance with a Demand Request pursuant to Section 2.1(a) by more than one hundred twenty (120) days, (ii) the Required Registration does not become effective, or (iii) less than a majority of the Registrable Securities requested by the Stockholders making such Demand Request is included in such Required Registration, then the Demand Request pursuant to which such Required Registration was to have been made shall be deemed not to have been a Demand Request.

                  Section 2.2 Incidental Registration.

                  (a) Filing of Registration Statement. If the Company at any time proposes to register, for its own account or the account of another Person, any of its Common Stock (an "Incidental Registration") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto or Section 2.1 hereof and other than pursuant to a Demand Request), for sale to the public in a Public Offering, it will at each such time give prompt written notice to all Stockholders of its intention to do so, which notice shall be given at least thirty (30) days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any Stockholder entitled to receive such notice to include Registrable Securities held by it under such registration statement (which request shall (i) be made within fifteen (15) days after the receipt of any such notice, and (ii) specify the Registrable Securities intended to be included by such holder), the Company will use its reasonable efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by such Stockholder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason to terminate such registration statement and not to register such securities, the Company may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such registration.

                  (b) Selection of Underwriters. Notice of the Company's intention to register such securities shall designate the proposed underwriters of such Public Offering (which shall be one or more underwriting firms of nationally recognized standing) and shall contain the Company's agreement to use its reasonable efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to sell pursuant to this Section 2.2, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

                  (c) Priority on Incidental Registrations. If the managing underwriter for the Public Offering contemplated by this Section 2.2 shall advise the Company that, in such underwriter's opinion, the number of securities requested to be included in such Incidental Registration would adversely affect the Public Offering and sale (including pricing) of such securities, the Company shall include in such Incidental Registration the number of securities that the Company is so advised can be sold in such Public Offering, in the following amounts and order of priority:

                           (i) first, Registrable Securities proposed to be sold
                  by the Company for its own account or, if the other Person is neither a Stockholder nor an Affiliate of such Stockholder, the account of any other Person referred to in Section 2.2(a);

                           (ii) second, the Registrable Securities requested to
                  be registered by Stockholders and, if the other Person is a Stockholder, the Registrable Securities proposed to be sold by the Company for the account of such Person pro rata among such Stockholders and such Person on the basis of the number of Registrable Securities requested to be sold by such Stockholders pursuant to this Section 2.2; provided, however, that if such managing underwriter shall advise the Company that, in such underwriter's opinion, the inclusion of Registrable Securities held by the Management Stockholders would adversely affect the Public Offering and sale (including pricing) of such securities, then the number of Registrable Securities held by the Management Stockholders to be included in such Public Offering may be disproportionately reduced to avoid such adverse result; provided, further, however, that with respect to Registrable Securities held by Management Stockholders on the date hereof, such Registrable Securities shall only be disproportionately reduced up to 50% of such Registrable Securities; and

                           (iii) third, all other Registrable Securities
                  requested to be included in such Registration.

                  Section 2.3 Registration Procedures. The Company will use its reasonable efforts to effect each Required Registration pursuant to Section 2.1 and each Incidental Registration pursuant to Section 2.2, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as possible, and the Company will as expeditiously as possible:

                  (a) subject, in the case of an Incidental Registration, to the proviso to Section 2.2(a), prepare and file with the SEC the registration statement and use its reasonable efforts to cause the Registration to become effective; provided, however, that, to the extent practicable, the Company will furnish to the holders of the Registrable Securities covered by such registration statement and their counsel, copies of all such documents proposed to be filed and any such holder shall have the opportunity to comment on (i) any information pertaining solely to such holder and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment or (ii) any other part of such registration statement to the extent consistent with any investigation described in Section 2.4 and the Company shall consider such comments in good faith prior to any such filing;

                  (b) subject, in the case of an Incidental Registration, to the proviso to Section 2.2(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

                  (c) furnish, upon request, to each holder of Registrable Securities to be included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the Public Offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

                  (d) notify each holder of the Registrable Securities to be included in such Registration and the underwriter or underwriters, if any:

                           (i) of any stop order or other order suspending the
                  effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

                           (ii) when such registration statement or any
                  prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                           (iii) of any written request by the SEC for
                  amendments or supplements to such registration statement or prospectus; and

                           (iv) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                  (e) if requested by the managing underwriter or underwriters or any holder of Registrable Securities to be included in such Registration in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                  (f) on or prior to the date on which a Registration is declared effective, use its reasonable efforts to register or qualify, and cooperate with the holders of Registrable

         Securities to be included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such holder or underwriter reasonably requests in writing; use its reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition of the Registrable Securities in all such jurisdictions reasonably requested covered by such Registration; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (g) in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities to be included in such Registration and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under such Registration, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

                  (h) use its reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company or any Subsidiary as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

                  (i) use its reasonable efforts to obtain:

                           (A) at the time of effectiveness of each
                  Registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the holders of a majority of the Registrable Securities to be included in such Registration and the underwriters reasonably request; and

                           (B) at the time of any underwritten sale pursuant to
                  the registration statement, a "bring-down comfort letter," dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Requisite Holders and the underwriters reasonably request;

                  (j) use its reasonable efforts to obtain, at the time of effectiveness of each Registration and at the time of any sale pursuant to each Registration, an opinion or opinions addressed to the underwriter or underwriters, if any, in customary form and scope from counsel for the Company (including a 10b-5 statement);

                  (k) notify each seller of Registrable Securities covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

                  (l) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

                  (m) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration;

                  (n) use its reasonable efforts to cause all Registrable Securities covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on each securities exchange on which the Common Stock is then listed, and admitted to trading on NASDAQ, if the Common Stock or any such other securities of the Company are then admitted to trading on NASDAQ; and

                  (o) enter into such agreements (including underwriting agreements in customary form) and take such other actions as the holders of a majority of Registrable Securities included in such Registration shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each holder of Registrable Securities that will be included in such Registration to furnish the Company with such information in respect of such holder of its Registrable Securities that will be included in such Registration as the Company may reasonably request in writing and as is required by Applicable Law.

                  Section 2.4 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the holders of such Registrable Securities so registered, their underwriters, if any, and their respective counsel and accountants access to its books and records and an opportunity to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' or such underwriters' to conduct a reasonable investigation within the meaning of
Section 11(b)(3) of the Securities Act.

                  Section 2.5 Rights of Requesting Holders. Each holder of Registrable Securities to be included in a Registration which makes a written request therefor in Section 2.1 or 2.2, as the case may be, shall have the right to receive within thirty (30) days of receipt by the Company of such request copies of the information, notices and other documents described in Section 2.3(l) and Section 2.3(o).

                  Section 2.6 Registration Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities, including, without limitation, any such registration not effected by the Company.

                  Section 2.7 Indemnification; Contribution. (a) The Company shall indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, employees and agents, if any, and each Person, if any, who controls such holder within the meaning of
Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to the Company by such holder expressly for use therein. If the Public Offering pursuant to any registration statement provided for under this Article II is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the Public Offering pursuant to any registration statement provided for under this Article II is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and the Company agrees to indemnify such underwriters, their officers, directors, employees and agents, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as herein before provided with respect to the indemnification of the holders of Registrable Securities; provided that the Company shall not be required to indemnify any such underwriter, or any officer, director or employee of such underwriter or any Person who controls such underwriter within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus a reasonable time prior to such written confirmation.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter and their respective officers, directors, employees and agents, if any, and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a holder furnished in writing by such holder expressly for use therein; provided that such holder's obligations hereunder shall be limited to an amount equal to the net proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

                  (c) Any Person entitled to indemnification under the provisions of this Section 2.7 shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Article II shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

                  (d) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and the indemnified party on the other. Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 2.7(b) was available. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this
Section 2.7 shall be several and not joint.

                  (e) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 2.7 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

                  (f) The indemnity and contribution agreements contained in this Section 2.7 shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the Transfer of Registrable Securities by such holder and the termination of this Agreement for any reason.

                  Section 2.8 Holdback Agreements. (a) In the event and to the extent requested by the managing underwriter or, if the Registrable Securities are not being disposed of in an underwritten Public Offering, if requested by the Company, each Stockholder agrees not to sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any securities, other than those Registrable Securities included in such Registration pursuant to
Section 2.1(a), 2.1(b) or 2.2(a), for the thirty (30) days prior to and the ninety (90) days (one hundred eighty (180) days in the case of the initial Public Offering of the Company) after the effectiveness of the registration statement pursuant to which such Public Offering shall be made (or such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter or, as the case may be, the Company in order to complete the sale and distribution of the securities included in such Public Offering; provided that, in no event shall any Stockholder be subject to a longer period of time than Harvest); provided further, that the limitations contained in this Section 2.8(a) shall not apply to the extent a Stockholder is prohibited by Applicable Law from so withholding such Registrable Securities from sale during such period.

                  (b) During the period beginning thirty (30) days prior to the effective date of any registration statement filed with respect to Registrable Securities pursuant to an underwritten Public Offering and ending no later than
(i) one hundred eighty (180) days after the effective date of any such registration statement and (ii) the expiration of any lock-up period required by the underwriters, if any, of such Public Offering, the Company shall not (except as part of such registration) effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company.

                  Section 2.9 Availability of Information. Following the Company's initial Public Offering, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the SEC as from time to time in effect, and cooperate with holders of Registrable Securities, so as to permit disposition of the Registrable Securities pursuant to an exemption from the Securities Act for the sale of any Registrable Securities (including, without limitation, the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act). The Company shall also cooperate with each Stockholder who is a holder of any Registrable Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities.

                  Section 2.10 Additional Registration Rights. Nothing contained in this Agreement shall prevent the Company from granting additional registration rights to any person or entity; provided, that, with respect to any cutbacks hereunder, all cutbacks will continue to be on a pro rata basis, except as otherwise specified herein.

                                   ARTICLE III

                                    COVENANTS

                  Section 3.1 Transactions with Affiliates. (a) Until the Affiliate Restriction Termination Date, Harvest, and any of its Affiliates may engage in or possess an interest in any other business venture of any kind, nature or description, independently or with others, whether or not such ventures are competitive with the Company, notwithstanding that representatives of Harvest or any of its Affiliates are serving as a Director of the Company. Nothing in this Agreement shall be deemed to prohibit Harvest or any of its Affiliates from dealing, or otherwise engaging in business, with Persons transacting business with the Company. Neither the Company nor any Stockholder shall have any rights or obligations by virtue of this Agreement, in or to any independent venture of Harvest or any of its Affiliates, or the income or profits or losses or distributions derived therefrom, and such ventures shall not be deemed wrongful or improper even if competitive with the business of the Company.

                  (b) Until the Affiliate Restriction Termination Date, the Company will not, and will not permit any of its Subsidiaries to, enter into any transaction (other than for legal services) with any Harvest Entity or any employee, officer, director or Affiliate of any Harvest Entity other than transactions which are on terms not substantially less favorable to the Company or its Subsidiaries, as the case may be, as it could obtain in a transaction with a party without a conflict of interest, it being understood that a transaction approved by a majority of the votes of the Board of Directors without a conflict of interest in such transaction shall be deemed to be on terms not substantially less favorable; provided, however, that this Section 3.1(b) shall not prohibit transactions specifically permitted under the Harvest Letter.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  Section 4.1 Effectiveness, Binding Effect; Specific Performance. (a) This Agreement shall be effective upon consummation of the Exchange.

                  (b) Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Stockholders and their respective heirs, legatees, legal representatives and successors. The rights of any Stockholder under this Agreement may not be assigned or otherwise conveyed by such Stockholder except
(i) in connection with a transfer of Company Equity Securities (x) held by a Management Stockholder as a gift or gifts during such Management Stockholder's lifetime to such Management Stockholder's spouse, children, grandchildren or a trust or other legal entity for the benefit of such Management Stockholder or any of the foregoing or (y) held by a Stockholder to any Affiliate of such Stockholder or any employee of such Stockholder or any of its Affiliates and
(ii) as otherwise specifically provided for in this Agreement; provided, that any Affiliate transferee pursuant to clause (i)(y) shall forfeit such rights after ceasing to be an Affiliate of a transferor Stockholder and provided further that as a condition to any Person acquiring the rights of a Stockholder pursuant to this Section 4.1(b), such Person shall agree in writing to be bound by all the provisions of this Agreement and shall execute and deliver to the Company a counterpart to this Agreement. In the event any Person no longer holds any Common Stock received by such Person on the Effective Date, such Person shall no longer be deemed to be a Stockholder for purposes of this Agreement.

                  (c) The parties hereto recognize that irreparable damage will result if this Agreement shall not be specifically enforced. If any dispute arises concerning any Company Equity Securities hereunder, the parties hereto agree that an injunction may be issued to compel specific performance of any term of this Agreement pending determination of such controversy and that no bond or other security may be required in connection therewith. If any dispute arises concerning the right or obligation of the Stockholders or the Company to purchase or sell any Company Equity Securities subject hereto, such right or obligation shall be enforceable by a decree of specific performance. Such remedies shall, however, not be exclusive and shall be in addition to any other remedy which the parties may have.

                  Section 4.2 Notices. Any and all notices, demands, consents, approvals, requests or other communications which the Company or any Stockholder may desire or be required to give hereunder (collectively, "Notices") shall be by personal delivery, facsimile, by overnight courier or by prepaid certified mail to the Company at c/o Harvest Partners, Inc., 280 Park Avenue, 33rd Floor, New York, N.Y. 10017 Attention: Stephen Eisenstein; facsimile (212) 812-0100, and to the Stockholders at their addresses referred to in Exhibit A, Exhibit B, Exhibit C or, as the case may be, Exhibit D or such other address as a Stockholder may from time to time designate to the Company. Any Stockholder may designate another address or change its address for Notices hereunder by a Notice given pursuant to this Section. A Notice sent in compliance with the provisions of this Section shall be deemed delivered when actually received by the party to whom sent. Rejection or other refusal to accept or the inability to deliver because of a changed address or addressee of which no Notice was given as provided in this Section shall be deemed to be receipt of the Notice sent.

                  Section 4.3 Entire Agreement; Amendment and Waivers. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. This Agreement may be amended or waived, each party hereto may take any action herein prohibited or omit to take action herein required to be performed by it and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only by the written consent or written waiver of holders of at least a majority of the Common Stock Equivalents; provided, however, that if any Stockholder shall be disproportionately and adversely affected by any such amendment or waiver, such amendment or waiver shall only be effective against such Stockholder upon receipt of the written consent or waiver of Stockholders holding at least a majority of the Common Stock Equivalents held by the Stockholder disproportionately and adversely affected by such amendment or waiver; provided, further, however, that, with respect to the definitions of "Affiliate", "Harvest Entity", "Incentive Securities", "Original Financial Stockholders", or "Registrable Securities", to 2.1(b), 2.2(a), Article III or to this Section 4.3, if any Stockholder shall be adversely affected by any such amendment or waiver, such amendment or waiver shall only be effective against such Stockholder upon receipt of the written consent or waiver of Stockholders holding at least a majority of the Common Stock Equivalents held by the Stockholders adversely affected by such amendment or waiver including, in any event, the written consent or waiver of one of the Original Financial Stockholders; provided, further, however, that any amendment or waiver of
Section 2.1(a)(z) or this proviso shall only be effective upon receipt of the written consent or waiver of Saw Mill and provided, further, however, that any amendment or waiver of Section 2.1(c)(y) or this proviso shall only be effective upon receipt of the written consent or waiver of Subordinated Loan Holders holding a majority of the Common Stock Equivalents represented by the Company Equity Securities which were distributed on the date hereof by Holdings I to its shareholders who are party to the Senior Subordinated Loans.

                  Section 4.4 Section Headings. The section headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

                  Section 4.5 Counterparts. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute a single agreement, binding on all of the parties hereto, their successors and their assigns, notwithstanding that all of the parties hereto are not signatories to the original or to the same counterpart. Each counterpart signature page so executed may be attached to a master counterpart of this Agreement to be kept by the Company at the principal office of the Company and such master counterpart as well as any and all other counterparts executed by any of the parties hereto shall constitute a single agreement.

                  Section 4.6. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any jurisdiction, the validity and enforceability of all remaining provisions contained herein shall not in any way be affected or impaired thereby, and the invalid or unenforceable provisions shall be interpreted and applied so as to produce as near as may be the economic result intended by the parties hereto.

                  Section 4.7. Governing Law. This Agreement, including its existence, validity, construction and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

                  Section 4.8. Incorporation by Reference. Every Schedule attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement otherwise expressly provides.

                  Section 4.9. Limitation on Liability. The Stockholders shall not be bound by, or be personally liable for, by reason of being a Stockholder, a judgment, decree or order of a court or in any other manner, for the expenses, liabilities or obligations of the Company.

                  Section 4.10. Variation of Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

                  Section 4.11. Further Action. Each Stockholder agrees to perform all further acts and execute, acknowledge, and deliver any documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement.

                  Section 4.12. Termination. This Agreement shall terminate in its entirety upon a liquidation of the Company; provided, however, that if the Exchange is not consummated by August 31, 2001, this Agreement shall terminate.

                  Section 4.13. Benefits Only to Parties. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person (other than the parties hereto and their respective successors) any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors, and for the benefit of no other Person except as otherwise specifically provided for in this Agreement.

                  Section 4.14. Saw Mill Ownership. For purposes of determining ownership of Common Stock under this Agreement, Saw Mill, Saw Mill Investments, L.L.C. and William Gerstner shall be deemed to be a single entity.

                  Section 4.15. Termination of the Equityholders Agreement. The Equityholders Agreement shall terminate on the date on which the Exchange is consummated.


                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                          GLOBAL POWER EQUIPMENT GROUP INC.


                                          By: /s/ Larry Edwards
                                             ---------------------------------
                                             Name:  Larry Edwards
                                             Title: President & CEO

             [Signature page for this Registration Rights Agreement]


                                        HARVEST PARTNERS III, L.P.

                                        By:  Harvest Associates III, LLC, its
                                                General Partner


                                          By: /s/ Harvey P. Mallement
                                             ---------------------------------
                                             Name:  Harvey P. Mallement
                                             Title: Manager

             [Signature page for this Registration Rights Agreement]



                                        HARVEST PARTNERS III
                                            BETEILIGUNGSGESELLSCHAFT
                                            BURGERLICHEN RECHTS MIT
                                            HAFTUNGSBESCHRANKUNG

                                        By:  Harvest Associates III, LLC, its
                                                General Partner


                                          By: /s/ Harvey P. Mallement
                                             ---------------------------------
                                             Name:  Harvey P. Mallement
                                             Title: Manager

             [Signature page for this Registration Rights Agreement]


                         Q.P.O.N. BETEILIGUNGS GMBH


                         By: /s/ Gundel Clouth             /s/ Karl-Michael Maas
                            --------------------------------------------------
                            Name:  Gundel Clouth           Karl-Michael Maas
                            Title: Managing Director       Senior Vice President

             [Signature page for this Registration Right Agreement]


                                          BT INVESTMENT PARTNERS, INC.


                                          By: /s/ Kristine Cicarda
                                             ---------------------------------
                                             Name:  Kristine Cicarda
                                             Title: Director

             [Signature page for this Registration Rights Agreement]



                                          DONALDSON, LUFKIN & JENRETTE
                                             SECURITIES CORPORATION


                                          By: /s/ Howard Shams
                                             ---------------------------------
                                             Name:  Howard Shams
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]



                                       DLJ CAPITAL PARTNERS V, LLC

                                       By: DLJ LBO Plans Management Corporation

                                       By: /s/ Edward A. Poletti
                                          ---------------------------------
                                          Name:  Edward A. Poletti
                                          Title: Vice President

             [Signature page for this Registration Rights Agreement]



                                          ARES LEVERAGED INVESTMENT
                                              FUND II, L.P.


                                          By: /s/ Eric Beckman
                                             ---------------------------------
                                             Name:  Eric Beckman
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]



                                          CARLYLE HIGH YIELD PARTNERS, L.P.


                                          By: /s/ Jack Mann
                                             ---------------------------------
                                             Name:  Jack Mann
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]



                                        DLJ ESC II, L.P.

                                        By: DLJ LBO Plans Management Corporation

                                        By: /s/ Edward A. Poletti
                                           ---------------------------------
                                           Name:  Edward A. Poletti
                                           Title: Vice President

             [Signature page for this Registration Rights Agreement]




                                          DLJ INVESTMENT FUNDING II, INC.


                                          By: /s/ Tony Daddino
                                             ---------------------------------
                                             Name:  Tony Daddino
                                             Title: President

             [Signature page for this Registration Rights Agreement]



                                          DLJ INVESTMENT PARTNERS, L.P.

                                          By: DLJ Investment Partners, Inc.

                                          By: /s/ Edward A. Poletti
                                             ---------------------------------
                                             Name:  Edward A. Poletti
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]


                                          DLJ INVESTMENT PARTNERS II, L.P.

                                          By: DLJ Investment Partners II, Inc.

                                          By: /s/ Edward A. Poletti
                                             ---------------------------------
                                             Name:  Edward A. Poletti
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]



                                          GSC PARTNERS CDO FUND, LIMITED


                                          By: /s/ Thomas J. Libassi
                                             ---------------------------------
                                             Name:  Thomas J. Libassi
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]



                                          HIGHLAND LEGACY LIMITED


                                          By: /s/ Todd Travers
                                             ---------------------------------
                                             Name:  Todd Travers
                                             Title: Senior Portfolio Manager

             [Signature page for this Registration Rights Agreement]


                                          J.H. WHITNEY MARKET VALUE FUND, L.P.

                                          By: Whitney Market Value GP, Ltd.,
                                              General Partner

                                          By: /s/ Daniel J. O'Brien
                                             ---------------------------------
                                             Name:  Daniel J. O'Brien
                                             Title: Director

             [Signature page for this Registration Rights Agreement]


                                          NORSE CBO, LTD

                                          By: Regiment Capital Management, LLC
                                              as its Investment Advisor

                                          By: Regiment Capital Advisors, LLC
                                              its Manager and pursuant to
                                              delegated authority

                                          By: /s/ Timothy Peterson
                                             ---------------------------------
                                             Name:  Timothy Peterson
                                             Title: President

             [Signature page for this Registration Rights Agreement]



                                          REGIMENT CAPITAL, LTD

                                          By: Regiment Capital Management, LLC
                                              as its Investment Advisor

                                          By: Regiment Capital Advisors, LLC
                                              its Manager and pursuant to
                                              delegated authority

                                          By: /s/ Timothy Peterson
                                             ---------------------------------
                                             Name:  Timothy Peterson
                                             Title: President

             [Signature page for this Registration Rights Agreement]



                                          STANFIELD CLO LTD.

                                          By: Stanfield Capital Partners LLC
                                              as its Collateral Manager

                                          By: /s/ Christopher A. Pucillo
                                             ---------------------------------
                                             Name:  Christopher A. Pucillo
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]



                                          STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                          By: Stanfield Capital Partners LLC
                                              as its Collateral Manager

                                          By: /s/ Christopher A. Pucillo
                                             ---------------------------------
                                             Name:  Christopher A. Pucillo
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]



                                          ARES LEVERAGED INVESTMENT FUND, L.P.


                                          By: /s/ Eric Beckman
                                             ---------------------------------
                                             Name:  Eric Beckman
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]


                                          SAW MILL INVESTMENTS, LLC



                                          By: /s/ Howard Unger
                                             ---------------------------------
                                             Name:  Howard Unger
                                             Title: President

             [Signature page for this Registration Rights Agreement]


                                          SMC POWER HOLDINGS, LLC


                                          By: /s/ Howard Unger
                                             ---------------------------------
                                             Name:  Howard Unger
                                             Title: Managing Member

             [Signature page for this Registration Rights Agreement]



                                          By: /s/ William M. Gerstner
                                             ---------------------------------
                                             Name:  William M. Gerstner

             [Signature page for this Registration Rights Agreement]


                                          PARIBAS PRINCIPAL INCORPORATED


                                          By: /s/ Steve Alexander
                                             ---------------------------------
                                             Name:  Steve Alexander
                                             Title: President

             [Signature page for this Registration Rights Agreement]


                                          INDOSUEZ GEEG PARTNERS


                                          By: Indosuez CM II, Inc., its
                                                Managing G.P.


                                          By: /s/ Michael F. Walsh
                                             ---------------------------------
                                             Name:  Michael F. Walsh
                                             Title: Vice President


                                          By: /s/ Allen Gruenhut
                                             ---------------------------------
                                             Name:  Allen Gruenhut
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]


                                             /s/ Larry Edwards
                                             ---------------------------------
                                             Larry Edwards

             [Signature page for this Registration Rights Agreement]


                                             /s/ James Wilson
                                             ---------------------------------
                                             James Wilson

             [Signature page for this Registration Rights Agreement]


                                             /s/ Gary Obermiller
                                             ---------------------------------
                                             Gary Obermiller

             [Signature page for this Registration Rights Agreement]


                                             /s/ Michael Hackner
                                             ---------------------------------
                                             Michael Hackner

             [Signature page for this Registration Rights Agreement]


                                             /s/ Gene Schockemoehl
                                             ---------------------------------
                                             Gene Schockemoehl

             [Signature page for this Registration Rights Agreement]


                                             /s/ Jack Silver
                                             ---------------------------------
                                             Jack Silver

             [Signature page for this Registration Rights Agreement]


                                             /s/ John Rieckman
                                             ---------------------------------
                                             John Rieckman

             [Signature page for this Registration Rights Agreement]


                                             /s/ Monte Ness
                                             ---------------------------------
                                             Monte Ness

             [Signature page for this Registration Rights Agreement]


                                             /s/ Kevin Zahler
                                             ---------------------------------
                                             Kevin Zahler

             [Signature page for this Registration Rights Agreement]


                                             /s/ Tike Wong
                                             ---------------------------------
                                             Tike Wong

             [Signature page for this Registration Rights Agreement]


                                             /s/ Albert Breuer
                                             ---------------------------------
                                             Albert Breuer

             [Signature page for this Registration Rights Agreement]


                                             /s/ Jack McSweeney
                                             ---------------------------------
                                             Jack McSweeney

             [Signature page for this Registration Rights Agreement]


                                             /s/ Bengt Sohlen
                                             ---------------------------------
                                             Bengt Sohlen

             [Signature page for this Registration Rights Agreement]


                                          NATIONAL CITY EQUITY PARTNERS, INC.


                                          By: /s/ Richard J. Martinko
                                             ---------------------------------
                                             Name:  Richard J. Martinko
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]




                                          GREAT LAKES CAPITAL INVESTMENTS II,
                                             LLC


                                          By: /s/ Richard J. Martinko
                                             ---------------------------------
                                             Name:  Richard J. Martinko
                                             Title: Member

             [Signature page for this Registration Rights Agreement]


                                          HELLER FINANCIAL, INC.


                                          By: /s/ Karen E. Rode
                                             ---------------------------------
                                             Name:  Karen E. Rode
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]



                                          BANCBOSTON CAPITAL INC.


                                          By: /s/ Timothy H. Robinson
                                             ---------------------------------
                                             Name:  Timothy H. Robinson
                                             Title: Director

             [Signature page for this Registration Rights Agreement]


                                          LIBERTY MUTUAL INSURANCE COMPANY


                                          By: /s/ Ronald D. Ulich
                                             ---------------------------------
                                             Name:  Ronald D. Ulich
                                             Title: Vice President

             [Signature page for this Registration Rights Agreement]



                                          PPM AMERICA PRIVATE EQUITY FUND, L.P.


                                          By: PPM America Capital Partners, LLC
                                              its general partner


                                          By: /s/ David Brett
                                             ---------------------------------
                                             Name:  David Brett
                                             Title: Manager


                                          By: /s/ Brian P. Gallagher
                                             ---------------------------------
                                             Name:  Brian P. Gallagher
                                             Title: Manager

             [Signature page for this Registration Rights Agreement]


                                          CASCADE INVESTMENT PARTNERS, L.L.C.


                                          By: WILLIAM BLAIR MEZZANINE CAPITAL
                                          PARTNERS II, L.L.C., Sole Manager


                                          By: /s/ Timothy J. Mackenze
                                             ---------------------------------
                                             Name:  Timothy J. Mackenze
                                             Title: Managing Director

             [Signature page for this Registration Rights Agreement]


                                      MAGNETITE ASSET INVESTORS L.L.C.

                                      By: Black Rock Financial Management, Inc.,
                                          as Managing Member

                                      By: /s/ Dennis M. Schaney
                                         ---------------------------------
                                         Name:  Dennis M. Schaney
                                         Title: Managing Director

             [Signature page for this Registration Rights Agreement]


                                          GOLDEN TREE ASSET MANAGEMENT, L.P.,
                                          as Agent for Highbridge International
                                          LLC


                                          By: /s/ Thomas H. Shendell
                                             ---------------------------------
                                             Name:  Thomas H. Shendell
                                             Title: Partner

             [Signature page for this Registration Rights Agreement]


                                          GOLDEN TREE ASSET MANAGEMENT, L.P.,
                                             as Agent for Deutsche Bank Sharps
                                             Pixley Inc.


                                          By: /s/ Thomas W. Shendell
                                             ---------------------------------
                                             Name:  Thomas W. Shendell
                                             Title: Partner

             [Signature page for this Registration Rights Agreement]


                                          GOLDEN TREE HIGH YIELD PARTNERS, L.P.


                                          By: /s/ Thomas W. Shendell
                                             ---------------------------------
                                             Name:  Thomas W. Shendell
                                             Title: Partner

                                                                      EXHIBIT A



                         Original Financial Stockholders

SMC Power Holdings, L.L.C.

Saw Mill Investments, L.L.C.

William Gerstner

Paribas Principal Incorporated

Indosuez GEG Partners

                                                                      EXHIBIT B



                             Management Stockholders

Larry Edwards

James Wilson

Gary Obermiller

Michael Hackner

Gene Schockemoehl

Jack Silver

John Rieckman

Monte Ness

Kevin Zahler

Tike Wong

Albert Breuer

Jack McSweeney

Bengt Sohlen

                                                                      EXHIBIT C


                         Former Holdings I Stockholders

Harvest Partners III, L.P.

Harvest Partners III, GbR

BT Investment Partners, Inc.

Q.P.O.N. Beteiligungs GmbH

Donaldson, Lufkin & Jenrette Securities Corporation

Magnetite Asset Investors L.L.C.

Golden Tree Asset Management, L.P.,
  as Agent for Highbridge International LLC

Golden Tree Asset Management, L.P.
  as Agent for Deutsche Bank Sharps Pixley Inc.

Golden Tree High Yield Partners, L.P.

DLJ Capital Partners V, LLC

Ares Leveraged Investment Fund II, L.P.

Chase Bank of Texas, N.A. as Trustee for Carlyle High Yield Partners, L.P.

DLJ ESC II, L.P.

DLJ Investment Funding II, Inc.

DLJ Investment Partners, L.P.

DLJ Investment Partners II, L.P.

GSC Partners CDO Fund, Limited

Highland Legacy Limited

J.H. Whitney Market Value Fund, L.P.

Norse CBO, LTD

Regiment Capital, Ltd.

Stanfield CLO, Ltd.

Stanfield/RMF Transatlantic CDO, Ltd.

                                                                      EXHIBIT C
                                                                         Page 2

Ares Leveraged Investment Fund, L.P.

                                                                      EXHIBIT D


                           Former Holdings II Members

National City Equity Partners, Inc.

Great Lakes Capital Investments II, LLC

Heller Financial, Inc.

Banc Boston Capital Inc.

Liberty Mutual Insurance Company

PPM America Private Equity Fund, L.P.